   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 2, 1997


                                                      REGISTRATION NO. 333-30927
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------


                               AMENDMENT NO. 2 TO

                                    FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                         Anadarko Petroleum Corporation
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                   DELAWARE                                      76-0146568
         (STATE OR OTHER JURISDICTION                         (I.R.S. EMPLOYER
      OF INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NO.)
            17001 NORTHCHASE DRIVE                             SUZANNE SUTER
          HOUSTON, TEXAS 77060-2141                        17001 NORTHCHASE DRIVE
                (281) 875-1101                           HOUSTON, TEXAS 77060-2141
 (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE                   (281) 875-1101
                    NUMBER,                       (NAME, ADDRESS, INCLUDING ZIP CODE, AND
INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL               TELEPHONE NUMBER,
              EXECUTIVE OFFICES)                 INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                             ---------------------

                                   Copies to:

                               Christopher Mayer
                             Davis Polk & Wardwell
                              450 Lexington Avenue
                            New York, New York 10017
                                Edward S. Davis
                           Hughes Hubbard & Reed LLP
                             One Battery Park Plaza
                            New York, New York 10004

                             ---------------------

        Approximate date of commencement of proposed sale to the Public:
     From time to time after this Registration Statement becomes effective.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following
box.   [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest
reinvestment plans, check the following box.   [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
================================================================================

                                    PART  II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The estimated expenses which will be paid by the Company are as follows:

SEC Registration Fee........................................  $ 90,910
Accounting Fees and Expenses................................   110,000
Blue Sky Fees and Expenses..................................    15,000
Legal Fees and Expenses.....................................    50,000
Printing and Engraving......................................    75,000
Fees and Expenses of Trustees and Counsel...................    60,000
Rating Agency Fees..........................................   125,000
Miscellaneous...............................................    10,000
                                                              --------
          TOTAL.............................................  $535,910
                                                              ========

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the Delaware General Corporation Law provides for indemnification of officers and directors under certain conditions.

     Article IX of the By-Laws of the Company provides for indemnification of officers and directors to the fullest extent which may be provided by a by-law under applicable law.

     The Company maintains insurance for officers and directors of the Registrant against certain liabilities, including liabilities under the Securities Act of 1933, under insurance policies, the premiums of which are paid by the Company. The effect of these is to indemnify any officer or director of the Registrant against expenses, judgments, attorney's fees and other amounts paid in settlements incurred by an officer or director upon a determination that such person acted in good faith.

ITEM 16. EXHIBITS.

     Exhibits not incorporated by reference to a prior filing are designated by an asterisk (*) and are filed herewith; all exhibits not so designated are incorporated by reference to a prior filing as indicated.

      (1) -- (a) Form of Underwriting Agreement relating to the Senior
               Securities (originally filed as Exhibit 1(a) to Form S-3
                 filed on October 22, 1993, Registration No. 33-50717).
             (b) Form of Underwriting Agreement relating to the
               Subordinated Securities (originally filed as Exhibit 1(b)
                 to Form S-3 filed on October 22, 1993, Registration No.
                 33-50717).
             (c) Form of Distribution Agreement (originally filed as
               Exhibit 1(c) to Form S-3 filed on October 22, 1993,
                 Registration No. 33-50717).
             (d) Form of Underwriting Agreement relating to the Equity
               Securities (originally filed as Exhibit 1(d) to Form S-3
                 filed on October 22, 1993, Registration No. 33-50717).
      (4) -- (a) Form of Senior Indenture.**
             (b) Form of Senior Debt Security (included in Article Two of
                 Exhibit 4(a)).
             (c) Form of Subordinated Indenture.**
             (d) Form of Subordinated Debt Security (included in Article
                 Two of Exhibit 4(c)).
             (e) Restated Certificate of Incorporation of the Company,
               dated August 28, 1986 (originally filed as Exhibit
                 19(a)(i) to Form 10-Q for quarter ended September 30,
                 1986, File No. 1-8968).

             (f) Rights Agreement, dated as of October 4, 1988, between the Company and Manufacturers Hanover Trust Company
                 (originally filed as Exhibit 4 to Form 8-K, dated
                 October 5, 1988, File No. 1-8968).
      (5) -- Opinion of Counsel to the Company.**
     (12) -- Consolidated Statement of Computation of Ratio of Earnings to Fixed Charges and Earnings to Combined Fixed Charges and Preferred Stock Dividends. (originally filed as
               Exhibit 12 to Form 10-Q for quarter ended June 30, 1997.
               File No. 1-8968.)
     (23) -- (a) Consent of Counsel to the Company (included in Exhibit
                 5).
             (b) Consent of KPMG Peat Marwick LLP.*
     (24) -- Powers of Attorney.**
     (25) -- (a) Statement of Eligibility and Qualification under the
                 Trust Indenture Act of 1939, as amended, on Form T-1 of
                 Harris Trust and Savings Bank.**
             (b) Statement of Eligibility and Qualification under the
                 Trust Indenture Act of 1939, as amended, on Form T-1 of
                 First Chicago NBD.**


---------------
 * Filed herewith
** Previously filed

ITEM 17. UNDERTAKINGS.

     (a) The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

     Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to any charter provision, by-law, contract, arrangement, statute, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted against the registrant by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED IN THE CITY OF HOUSTON, AND STATE OF TEXAS, ON THE 2ND DAY OF SEPTEMBER, 1997.


                                          ANADARKO PETROLEUM CORPORATION

                                          By        ROBERT J. ALLISON, JR.*
                                            ------------------------------------
                                                  Robert J. Allison, Jr.,
                                              Chairman of the Board, President
                                                and Chief Executive Officer


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON 2ND DAY OF SEPTEMBER, 1997:


                            SIGNATURE                                       TITLE
  (I)  PRINCIPAL EXECUTIVE OFFICER:*

                     ROBERT J. ALLISON, JR.                   Chairman of the Board, President
       ---------------------------------------------------      and Chief Executive Officer
                     Robert J. Allison, Jr.

 (II)  PRINCIPAL FINANCIAL OFFICER:*

                         MICHAEL E. ROSE                      Senior Vice President,
       ---------------------------------------------------      Finance and Chief
                         Michael E. Rose                        Financial Officer

(III)  PRINCIPAL ACCOUNTING OFFICER:*

                         JAMES R. LARSON                      Vice President and Controller
       ---------------------------------------------------
                         James R. Larson

 (IV)  DIRECTORS:*

                     ROBERT J. ALLISON, JR.
       ---------------------------------------------------
                     Robert J. Allison, Jr.

                        CONRAD P. ALBERT
       ---------------------------------------------------
                        Conrad P. Albert

                          LARRY BARCUS
       ---------------------------------------------------
                          Larry Barcus

                          RONALD BROWN
       ---------------------------------------------------
                          Ronald Brown

                         JAMES L. BRYAN
       ---------------------------------------------------
                         James L. Bryan

                       JOHN R. BUTLER, JR.
       ---------------------------------------------------
                       John R. Butler, Jr.

                         JOHN R. GORDON
       ---------------------------------------------------
                         John R. Gordon

       ---------------------------------------------------
                          John N. Seitz

* Signed on behalf of the registrant and each of these persons:

 By            SUZANNE SUTER
     ---------------------------------
     (Suzanne Suter, Attorney-in-Fact)

                                 EXHIBIT INDEX


      (1) -- (a) Form of Underwriting Agreement relating to the Senior
               Securities (originally filed as Exhibit 1(a) to Form S-3
                 filed on October 22, 1993, Registration No. 33-50717).
             (b) Form of Underwriting Agreement relating to the
               Subordinated Securities (originally filed as Exhibit 1(b)
                 to Form S-3 filed on October 22, 1993, Registration No.
                 33-50717).
             (c) Form of Distribution Agreement (originally filed as
               Exhibit 1(c) to Form S-3 filed on October 22, 1993,
                 Registration No. 33-50717).
             (d) Form of Underwriting Agreement relating to the Equity
               Securities (originally filed as Exhibit 1(d) to Form S-3
                 filed on October 22, 1993, Registration No. 33-50717).
      (4) -- (a) Form of Senior Indenture.**
             (b) Form of Senior Debt Security (included in Article Two of
                 Exhibit 4(a)).
             (c) Form of Subordinated Indenture.**
             (d) Form of Subordinated Debt Security (included in Article
                 Two of Exhibit 4(c)).
             (e) Restated Certificate of Incorporation of the Company,
               dated August 28, 1986 (originally filed as Exhibit
                 19(a)(i) to Form 10-Q for quarter ended September 30,
                 1986, File No. 1-8968).
             (f) Rights Agreement, dated as of October 4, 1988, between the Company and Manufacturers Hanover Trust Company
                 (originally filed as Exhibit 4 to Form 8-K, dated
                 October 5, 1988, File No. 1-8968).
      (5) -- Opinion of Counsel to the Company.**
     (12) -- Consolidated Statement of Computation of Ratio of Earnings to Fixed Charges and Earnings to Combined Fixed Charges and Preferred Stock Dividends. (originally filed as
               Exhibit 12 to Form 10-Q for quarter ended June 30, 1997.
               File No. 1-8968.)
     (23) -- (a) Consent of Counsel to the Company (included in Exhibit
                 5).
             (b) Consent of KPMG Peat Marwick LLP.*
     (24) -- Powers of Attorney.**
     (25) -- (a) Statement of Eligibility and Qualification under the
               Trust Indenture Act of 1939, as amended, on Form T-1 of
                 Harris Trust and Savings Bank.**
             (b) Statement of Eligibility and Qualification under the
               Trust Indenture Act of 1939, as amended, on Form T-1 of
                 First Chicago NBD.**


---------------
 * Filed herewith
** Previously filed